Exhibit 23(a)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 and the Prospectus constituting part of this Registration Statement of our report dated June 29, 1998, which appears as
Exhibit 13 of the Detection Systems, Inc. Form 10-K for the year ended March 31, 1998.


                                                  /s/ PricewaterhouseCoopers LLP
                                                 PricewaterhouseCoopers LLP


Rochester, New York
August 12, 1998